SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

25.         SUBSEQUENT EVENTS

The recent outbreak of a novel strain of coronavirus named as COVID-19, has spread rapidly since January 2020. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of facilities in China and many other countries for the past few months. In March 2020, the World Health Organization declared the COVID-19 a pandemic. Government efforts to contain the spread of COVID-19 through city lockdowns or "stay-at-home" orders, widespread business closures, restrictions on travel and emergency quarantines, among others, have caused disruptions to the Company's business operations. The Company has taken measures to reduce the impact of the COVID-19 outbreak, including monitoring its employees' health on a daily basis and optimizing its technology system to support remote work arrangements. The Company has experienced business disturbance due to quarantine measures to contain the spread of COVID-19, and experienced delayed cash collection of accounts receivables and slowdown of revenue growth in the first quarter of 2020. Especially, there were significant disruption of the operation of the Company's subsidiary and its customers located in Hubei province. The Company has implemented various measurements to control expenditures.

The fair value of equity investments with readily determinable fair values and equity method investments carried at fair value as of April 30, 2020 has dropped by 29% since December 31, 2019, as a result of the market volatility. The Company is uncertain if those values will rebound in the near future.

Given the uncertainty around the extent and timing of the potential future spread or mitigation of the COVID-19 and around the imposition or relaxation of protective measures, the Company cannot reasonably estimate the impact for the remainder of fiscal year 2020.